SCHEDULE 14A

            INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               UNITY BANCORP, INC.

             (Exact name of Registrant as Specified in Its Charter)
                       -----------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         ----------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
         ----------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
         ----------------------------------------------------

         (5) Total fee paid:
         ----------------------------------------------------

[ ] Fees paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         ----------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
         ----------------------------------------------------

         (3) Filing Party:
         ----------------------------------------------------

         (4) Date Filed:
         ----------------------------------------------------

                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809


April 20, 2001

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Unity Bancorp, Inc. (the "Company") to be held on May 24, 2001 at 10:00 a.m. at the Holiday Inn Select of Clinton, 111 State Highway 173, Clinton, New Jersey.

At the Annual Meeting, stockholders will be asked to elect one member to the Board of Directors.

The Board of Directors of the Company believes that the election of its nominee to the Board of Directors is in the best interests of the Company and its stockholders, and unanimously recommends that you vote "FOR" the Board's nominee.

YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED. IN ADDITION, PLEASE BE KIND ENOUGH TO NOTE ON THE PROXY CARD WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Sincerely yours,



DAVID DALLAS
Chairman of the Board

                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2001

     Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Unity Bancorp, Inc. (the "Company") will be held at the Holiday Inn Select of Clinton, 111 State Highway 173, Clinton, New Jersey, May 24, 2001 at 10:00 a.m. for the purpose of considering and voting upon the following matters:

     1. The election of Allen Tucker to serve as a director of the Company for a term of three years and until his successor is elected and duly qualified; and

     2. Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     Stockholders of record at the close of business on April 19, 2001 are entitled to notice of, and to vote at, the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                            By Order of the Board of Directors

                                            DAVID DALLAS
                                            Chairman of the Board

April 20, 2001
Clinton, New Jersey

                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809

                          -----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2001

                          -----------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished to the stockholders of Unity Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of stockholders (the "Annual Meeting") to be held at the Holiday Inn Select of Clinton, 111 State Highway 173, Clinton, New Jersey, on May 24, 2001, at 10:00 a.m. New Jersey time, and at any adjournments thereof. These proxy materials are first being mailed on or about April 20, 2001, to holders of record on April 19, 2001 (the "Record Date") of the Company's common stock, no par value (the "Common Stock").

     A stockholder may revoke a proxy at any time before the proxy is voted by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by appearing and voting in person at the Annual Meeting. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of the Board's nominee for director named in this Proxy Statement. As to any other matter of business that may be brought before the Annual Meeting, all shares represented by valid proxies will be voted in accordance with the judgment of the person or persons voting the same.

     All expenses of the Company in connection with the solicitation on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse those holders for their reasonable expenses in doing so.

     Holders of record of Common Stock at the close of business on the Record Date are entitled to receive notice of, and will be entitled to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had 3,706,708 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters that may come before the Annual Meeting.

     As to the election of directors, the proxy card being provided enables a stockholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for the nominee being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast.

     The Board of Directors knows of no matters, other than those disclosed in the Notice of Annual Meeting, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

     The nominee standing for election as director was unanimously nominated by the Board of Directors. The nominee standing for election as director is not being proposed for election pursuant to any agreement or understanding between the nominee and the Company.

                              ELECTION OF DIRECTORS

     In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors has fixed the number of directors constituting the Board at five. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Mr. Allen Tucker, the Board's nominee for director, is currently a director of the Company and the Bank. Mr. Tucker became a director of the Company in August 2000. Mr. Tucker has been a director of the Bank since 1995. There remains an additional vacant seat on the Board, which was formerly filled by Robert Van Volkenburgh, Sr., and which will not be filled at this time. Mr. Van Volkenburgh, the former Chairman of the Board and Chief Executive Officer, resigned his positions with both the Company and the Bank in August 2000.

     Directors serve until their successors are elected and qualified. The Board of Directors has nominated and recommends the election of its nominee for the term set forth below and until his successor shall have been elected and qualified. Unless otherwise instructed by the stockholders, the persons named in the enclosed form of proxy will vote the shares represented by such proxy "FOR" the election of the nominee named below, subject to the condition that if the named nominee should be unable to serve, discretionary authority is reserved to vote for a substitute. No circumstances are presently known which would render the nominee named herein unable or unwilling to serve.

INFORMATION WITH RESPECT TO THE NOMINEE AND CONTINUING DIRECTORS

     The following tables set forth, as of the Record Date, the name of the nominee and the names of those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire.

                                TABLE I -- NOMINEE FOR 2001 ANNUAL MEETING

========================================================================================================
NAME, AGE AND POSITION WITH           PRINCIPAL OCCUPATION DURING PAST          DIRECTOR         TERM
COMPANY(1)                            FIVE YEARS                                SINCE(2)         EXPIRES
--------------------------------------------------------------------------------------------------------
Allen Tucker, 75                      President, Tucker Enterprises              1995              2004
Vice-Chairman                         Real Estate Builder & Investor
--------------------------------------------------------------------------------------------------------

                 TABLE II -- DIRECTORS OF THE COMPANY WHOSE TERMS CONTINUE
                                 BEYOND THIS ANNUAL MEETING

==========================================================================================
NAME, AGE AND POSITION WITH     PRINCIPAL OCCUPATION DURING PAST    DIRECTOR       TERM
COMPANY(1)                      FIVE YEARS                          SINCE(2)       EXPIRES
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
David D. Dallas, 46             Chairman and Corporate Secretary of    1990         2002
Chairman and                    the Company; Chairman of the Bank;
Corporate Secretary             Chief Executive Officer of Dallas
                                Group of America (Chemicals)
------------------------------------------------------------------------------------------
Peter P. DeTommaso, 75          Retired President Home Owners          1991         2002
Director                        Heaven, Inc. (Hardware and Lumber
                                Retail)
------------------------------------------------------------------------------------------
Charles S. Loring, 59           Owner, Charles S. Loring,              1990         2003
Director                        Certified Public Accountant
==========================================================================================

(1)  Each director of the Company is also a director of the Bank.

(2)  Includes prior service on the Board of Directors of the Bank.

     No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During the fiscal year ended December 31, 2000, the Board of Directors of the Company held twenty (20) meetings. During the fiscal year, no director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of the Committees of the Board of Directors on which such director served.

     The Company maintains an Audit Committee of the Board of Directors, which consisted of Messrs. C. Loring, P. DeTommaso and A. Tucker during the fiscal year ended December 31, 2000.

     The Audit Committee met five (5) times in 2000.The Company does not maintain a separate Nominating Committee. The full Board of Directors acts as a Nominating Committee.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, have unrestricted access to the Audit Committee.

     All Directors who serve on the Audit Committee are "independent" for purposes of the NASDAQ listing standards. The Board has adopted a written charter for the Audit Committee setting forth the audit-related functions the Audit Committee is to perform. A copy of the Charter is attached as Appendix A to this Proxy Statement.

     In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and KPMG LLP, our independent auditors. We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). We also have received the written disclosures and letters from KPMG LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of KPMG LLP their independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-SBK for the fiscal year 2000 for filing with the U.S. Securities and Exchange Commission.

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive cash compensation for their service on the Company's Board of Directors. However, directors of the Company are eligible to participate in the 1994 Stock Option and Stock Bonus Plans for Non-Employee Directors, the 1997 Stock Option and Bonus Plans, the 1998 Stock Option Plan and the 1999 Stock Option Plan, all as described below.

     Directors of the Bank receive $300 for attendance at each Bank Board of Directors meeting, $150 for attendance at each Bank Committee meeting, and $75 for attendance at each meeting of the Compliance Committee. In addition, Bank directors also participate in the Company's various stock option plans.

     The Company maintains the 1994 Stock Option Plan for Non-Employee Directors (the "Directors Plan") which provides for options to purchase shares of Common Stock to be issued to non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual directors to whom options are granted under the Directors Plan are selected by the Board of Directors, which has the authority to determine the terms and conditions of options granted under the Directors Plan and the exercise price therefor. For the fiscal year ended December 31, 2000, no options were granted to non-employee directors under the Directors Plan.

     The Company maintains the 1994 Stock Bonus Plan (the "1994 Bonus Plan"), under which 25,548 shares of Common Stock are currently reserved for issuance. Officers, employees and directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future, may participate in the 1994 Bonus Plan. The Company's Board of Directors administers and supervises the 1994 Bonus Plan. The Board has the authority to determine the employees or directors who will receive awards under the 1994 Bonus Plan and the number of shares awarded to each recipient. During 2000, no members of the Company's Board of Directors received grants of Common Stock under the 1994 Bonus Plan.

     The Company maintains the 1997 Stock Bonus Plan (the "1997 Bonus Plan") under which the Board of Directors may authorize grants of up to 78,750 shares of Common Stock in the form of bonuses. Members of the Board of Directors, officers of the Company, the Bank and any subsidiaries the Company may acquire or incorporate in the future are eligible to participate in the 1997 Bonus Plan. The 1997 Bonus Plan is administered by the Company's Board of Directors, which has the authority to determine the participants to whom bonuses will be granted, the amount of any bonus, and any terms and conditions which may be attached to any shares underlying a bonus. During 2000, no members of the Company's Board of Directors received grants of Common Stock under the 1997 Bonus Plan.

     The Company maintains 1997, 1998 and 1999 Stock Option Plans, under which options to purchase shares of the Company's Common Stock may be granted to members of the Board of Directors, officers and employees of the Company, the Bank, and any subsidiaries which the Company may acquire or incorporate in the future. The terms of all three plans are substantially similar. These plans are administered by the Board of Directors of the Company, which has the authority to select the persons to whom stock options will be granted. Options granted under these plans may either be incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options. Incentive stock options granted under the plans must have an exercise price of 100% of the fair market value of the Company's Common Stock on the date of grant. Non-qualified stock options may have an exercise price of not less than 85% of the fair market value of the Common Stock on the date of grant, with the actual exercise price determined by the Board of Directors. The 1997 Stock Option Plan provides for the grant of options for up to 78,750 shares of Common Stock; the 1998 Stock Option Plan provides for the grant of options for up to 236,250 shares of Common Stock; and the 1999 Stock Option Plan provides for the grant of options for up to 300,000 shares of Common Stock. In 2000, no members of the Board of Directors of the Company received grants of options to purchase shares of Common Stock under these plans.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following tables set forth, as of March 15, 2001, certain information concerning the ownership of shares of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer described in this Proxy Statement under the caption "Executive Compensation," and (iv) all directors and executive officers of the Company as a group.

======================================================================================================
                                          UNITY BANCORP, INC.
======================================================================================================
                     NAME AND POSITION                             NUMBER OF SHARES           PERCENT
                      WITH COMPANY(1)                           BENEFICIALLY OWNED (2)       OF CLASS
------------------------------------------------------------------------------------------------------
David D. Dallas, Chairman and Corporate Secretary                     497,279(3)              12.97%
------------------------------------------------------------------------------------------------------
Peter P. DeTommaso, Director                                          186,170(4)               5.00%
------------------------------------------------------------------------------------------------------
Charles S. Loring, Director                                           129,328(5)               3.48%
------------------------------------------------------------------------------------------------------
Allen Tucker, Director                                                 86,109(6)               2.31%
------------------------------------------------------------------------------------------------------
Anthony J. Feraro, President and Chief Executive Officer of            18,925(7)               0.51%
the Company and the Bank
------------------------------------------------------------------------------------------------------
James Hughes, Exec. V.P. and Chief Financial Officer of the                 0                  0.00%
Company and the Bank
------------------------------------------------------------------------------------------------------
James Loney, Exec. V.P. and Chief Operating Officer of                      0                  0.00%
the Bank
------------------------------------------------------------------------------------------------------
Kevin J. Killian, former Exec. V.P. and Chief Financial                32,627(8)               0.84%
Officer of the Company and the Bank
------------------------------------------------------------------------------------------------------
Robert J. Van Volkenburgh, Sr., former Chairman and                   523,377(9)              13.81%
Chief Executive Officer of the Company and the Bank
------------------------------------------------------------------------------------------------------
Directors and Executive Officers of the Company as a Group          1,473,815(10)             36.73%
(9  persons)
------------------------------------------------------------------------------------------------------
5% Shareholders:
Robert Dallas, Director of the Bank                                   451,557(11)             11.84%
======================================================================================================

(1) The address for Kevin J. Killian is 43 Doyle Lane, Belle Mead, NJ 08502. The address for Robert J. Van Volkenburgh is P.O. Box 5301, Clinton NJ 08809. The address for all other listed persons is c/o Unity Bank, 64 Old Highway 22, Clinton, New Jersey 08809.

(2) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(3) Includes 50,925 shares issuable upon the exercise of immediately exercisable options held by Mr. Dallas and 6,900 shares issuable upon the conversion of preferred shares. Also includes 6,743 shares held by Jessica Lynn Dallas and 6,743 shares held by David Tyler Dallas, Mr. Dallas' minor children. Shares also disclosed as beneficially owned by Mr. Dallas include 35,147 shares held by Dallas Group of America, Inc. Employees' Profit Sharing Trust, 101,295 shares held by Dallas Group of America, Inc., 105,478 shares and 69,000 shares issuable upon the conversion of the Company's Series A Preferred Stock (the "Preferred Stock") held by Dallas Financial Holdings, LLC and 28,666 shares held by Trenton Liberty Ins. Co. These shares are also disclosed as beneficially owned by Mr. Robert Dallas.

(4) Includes 163,210 shares owned jointly with Mr. DeTommaso's spouse. Also includes 8,474 shares issuable upon the exercise of immediately exercisable options and 9,660 shares issuable upon conversion of Preferred Stock.

(5) Includes 9,898 shares held by Mr. Loring's spouse in her name, 21,600 shares owned jointly with his spouse, and 12,048 shares held by The Loring Partnership. Mr. Loring disclaims beneficial ownership of the shares held by his spouse. Also includes 7,340 shares issuable upon the exercise of immediately exercisable options and 6,900 shares issuable upon conversion of Preferred Stock.

(6) Includes 12,443 shares issuable upon the exercise of immediately exercisable options, 6,900 shares issuable upon the conversion of Preferred Stock, and 18,427 shares held by his spouse in her name. Mr. Tucker disclaims beneficial ownership of the shares held by his spouse.

(7) Includes 2,757 shares held by Mr. Feraro's spouse in her own name, and 13,800 shares issuable upon conversion of Preferred Stock.

(8) Includes 6,900 shares issuable upon the conversion of Preferred Stock, and 23,925 shares issuable upon the exercise of immediately exercisable options.

(9) The Company is not aware of whether Mr. Van Volkenburgh's ownership is of a direct or indirect nature.

(10) Includes 79,182 shares issuable upon the exercise of immediately exercisable options and 202,860 shares issuable upon conversion of Preferred Stock.

(11) Includes 6,587 shares held by Mr. Dallas' son, 31,238 shares issuable upon the exercise of immediately exercisable options held by Mr. Dallas and 6,900 shares issuable upon the conversion of Preferred Stock. Also disclosed as beneficially owned by Mr. Dallas are 35,147 shares held by Dallas Group of America, Inc. Employees' Profit Sharing Trust, 101,295 shares held by Dallas Group of America, Inc., 105,478 shares and 69,000 shares issuable upon the conversion of Preferred Stock held by Dallas Financial Holdings, LLC and 28,666 shares held by Trenton Liberty Ins. Co. These shares are also disclosed as beneficially owned by Mr. David Dallas.


                             EXECUTIVE COMPENSATION

The report of the compensation/benefits committee and the following stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be filed under such Acts.

PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company and the Bank maintain a Personnel Committee. During 2000, the Personnel Committee was comprised of Robert Dallas and Sam Stothoff, who are both directors of the Bank, and Peter DeTomasso, a director of the Company and the Bank. None of the members of the Personnel Committee are or at any time have been an employee of the Company or the Bank.

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Personnel Committee is responsible for establishing the compensation levels and benefits for executive officers of the Company and the Bank. The Personnel Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

     o to align the interests of executive officers with the long-term interests of shareholders through awards that can result in ownership of Common Stock;

     o to retain the executive officers who the Board of Directors believes will increase the Company's level of performance and to allow the Company to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry; and

     o to maintain "fixed" compensation at competitive amounts for the industry and the geographic area of the Company.

     Anthony J. Feraro is the Company's President and was the President and Chief Executive Officer of the Bank during 2000. Mr. Feraro's total compensation is the result of the negotiations undertaken in connection with Mr. Feraro's hiring in 1999. Under the terms of his agreement, Mr. Feraro was to receive a $125,000 bonus assuming he satisfied certain criteria during his first six months of employment. The Board concluded that Mr. Feraro had satisfied these criteria, and that he was, therefore, entitled to the $125,000 bonus provided for under his employment agreement.

     On a going forward basis, the Personnel Committee believes that compensation should be tied to the Company's performance and the achievement of goals. During 2001, these goals will include improvement in the Company's regulatory standing, a return to profitability and continued compliance with the Company's regulatory agreements and capital requirements. The Personnel Committee may also take into account that Mr. Feraro voluntarily waived his right to receive certain commission compensation of up to $75,000 per year commencing on January 1, 2000, in light of the Company's regulatory situation and performance. As with the Company's other executive officers, Mr. Feraro's total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting.

Robert Dallas
Samuel Stothoff
Peter P. DeTommaso


                                PERFORMANCE GRAPH

     Set forth below is a graph and table comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against
(1) the cumulative total return on the SNL Bank Index for banks with under $500 million in assets and (2) the NASDAQ Composite Index for the period commencing December 29, 1995 and ending on December 31, 2000.

                                   [GRAPHICAL REPRESENTATION OF DATA CHART]
                                           --[Plot Points Below]--

                                                           Fiscal Year Ending
                            -------------------------------------------------------------------------------'
                            12/29/95       12/31/96      12/31/97      12/31/98      12/31/99      12/31/00
                            --------       --------      --------      --------      --------      --------
Unity Bancorp, Inc.           100           111.52        167.33        151.56         82.67         27.56

SNL Bank Index                100           126.29        211.96        191.96        174.35        164.30
(<$500 million assets)

NASDAQ Composite              100           122.71        149.25        208.40        386.77        234.81
Index

     The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to the Chief Executive Officer of the Company and each highly compensated executive officer of the Company or the Bank whose individual remuneration exceeded $100,000 for the last fiscal year.

                                              SUMMARY COMPENSATION TABLE
                                            CASH AND CASH EQUIVALENT FORMS
                                                   OF REMUNERATION

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                             ANNUAL COMPENSATION             OTHER       -------------    SECURITIES
                                             -----------------------         ANNUAL        RESTRICTED     UNDERLYING
NAME AND PRINCIPAL                            SALARY           BONUS         COMPEN-         STOCK         OPTIONS/
POSITION                        YEAR           ($)              ($)        SATION($)(1)    AWARDS ($)      SARs (#)
------------------              ----         -------          -------      ------------    ----------     ----------
Anthony J. Feraro               2000         250,000          125,000         38,865            0                0
President &                     1999          33,065(2)             0              0            0                0
Chief Executive Officer of
the Bank

Kevin J. Killian                2000         124,000                0          5,400            0                0
Former Executive Vice           1999         112,121            2,440(4)           0            0           20,000
President & Chief Financial     1998          41,735(3)             0              0            0            8,925
Officer of the Bank

Robert J. Van                   2000         137,778                0          3,900            0                0
VanVolkenburgh, Sr.             1999         280,000          114,718(6)       6,450            0                0
Former Chairman &               1998         125,000(5)      $124,658(7)      $6,150            0           94,763
Chief Executive Officer

(1) Other annual compensation includes director fees, if applicable, insurance premiums and the personal use of automobiles, if applicable.

(2) Mr. Feraro was hired as the Company's Chief Operating Officer and Executive Vice President in November 1999.

(3) Mr. Killian was hired as the Company's Chief Financial Officer in July 1998 and continued in that capacity until December 2000.

(4) Represents the value of 227 shares issued to Mr. Killian under the Company's 1994 Stock Bonus Plan.

(5)  Consists of Mr. Van Volkenburgh's annual retainer as Chairman of the Board.

(6) Represents the value of 10,713 shares issued to Mr. Van Volkenburgh under the Company's 1997 Stock Bonus Plan.

(7) Represents the value of 9,450 shares issued to Mr. Van Volkenburgh under the Company's 1997 Stock Bonus Plan.

     In December 2000 the Company hired Mr. James A. Hughes as its Chief Financial Officer. Mr. Hughes' annual salary is $125,000.

EMPLOYMENT AGREEMENTS

     On October 18, 1999, the Bank entered into an employment agreement with Mr. Anthony J. Feraro to serve as Executive Vice President and Chief Operating Officer of the Bank. Mr. Feraro was subsequently promoted to President and Chief Executive Officer of the Bank and President of the Company.

     Mr. Feraro's employment agreement provides for a two-year term, automatically renewable on each anniversary date for an additional one-year period unless, 90 days prior to such anniversary date, either party provides written notice of its intention not to renew. The employment agreement provides that Mr. Feraro will receive an annual base salary, to be reviewed annually by the Board of Directors. Mr. Feraro's initial salary under the agreement is $250,000. In addition, under his employment agreement, Mr. Feraro was entitled to receive a $125,000 bonus assuming he met certain criteria during the six (6) months ended March 31, 2000. The Board concluded that Mr. Feraro satisfied those criteria and so he was paid the bonus. Mr. Feraro's employment agreement also provides for the payment to him of commissions based upon the origination of SBA loans of up to $75,000 per year. In light of the Company's performance and its regulatory capital position, Mr. Feraro has agreed to waive his right to these commissions. The agreement permits the Company to terminate Mr. Feraro's employment for cause at any time. The agreement defines cause to mean personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation or final cease and desist order for material breach of any provision of this agreement. In the event that Mr. Feraro is terminated for any reason other than cause during the first year of the agreement, Mr. Feraro will be entitled to receive his then-current base salary for 12 months. If such termination occurs during the second year of his employment, Mr. Feraro will be entitled to receive his then-current base salary, pro rated, for a period of nine months. Thereafter, if Mr. Feraro's employment is terminated without cause, Mr. Feraro will be entitled to receive his then-current base salary, pro rated, for a period of three months. Mr. Feraro has the right to terminate his employment upon the occurrence of a change in control and shall be entitled to receive a lump sum payment equal to his then-current base salary. The employment agreement also prohibits Mr. Feraro from competing with the Bank for a period of one year following the termination of his employment.

STOCK BENEFIT PLANS FOR EMPLOYEES

     The Company maintains the 1994 Incentive Stock Option Plan (the "Employee Plan"), under which 35,049 shares of Common Stock are currently reserved for issuance, subject to adjustments as set forth therein. Officers and other key employees (including officers and employees who are directors), of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the Employee Plan. The Board of Directors administers the Employee Plan, and has the authority to determine the employees who will receive options under the Employee Plan, the terms and conditions of options granted under the Employee Plan and the exercise price therefor.

     The Company maintains the 1994 Stock Bonus Plan (the "1994 Bonus Plan"), under which 25,548 shares of Common Stock are currently reserved for issuance. Officers and other key employees of the Company, the Bank and any other subsidiaries, which the Company may acquire or incorporate, may participate in the 1994 Bonus Plan. The Company's Board of Directors administers and supervises the 1994 Bonus Plan. The Board has the authority to determine the employees or directors who will receive awards under the 1994 Bonus Plan and the number of shares awarded to each recipient.

     In addition, officers and employees are eligible to participate in each of the 1997, 1998 and 1999 Stock Option Plans and the 1997 Stock Bonus Plan, discussed under the heading "Compensation of Directors."

     No stock options were granted to any named executive officer in 2000.

     At year-end 2000, no executive officers listed in the summary compensation table had outstanding stock options.

                               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                                     YEAR AND FY-END OPTION/SAR VALUES

----------------------------------------------------------------------------------------------------------
                                                                                           VALUE OF
                                                                                           UNEXERCISED
                                                                                           IN-THE-MONEY
                                                                                           OPTIONS/SARS
                                                               NUMBER OF SECURITIES        AT FY-END ($)
                                                               UNDERLYING UNEXERCISED      (BASED ON $2.00
                                  SHARES          VALUE        OPTIONS/SARS AT FY-END (#)  PER SHARE)
                                  ACQUIRED ON     REALIZED     EXERCISABLE/                EXERCISABLE/
              NAME                EXERCISE (#)    ($)          UNEXERCISABLE               UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Anthony Feraro                          N/A           N/A                  N/A                       N/A
----------------------------------------------------------------------------------------------------------
Kevin Killian                           N/A           N/A              23,925(E)/                    N/A(1)
                                                                        5,000(U)
----------------------------------------------------------------------------------------------------------
Robert J. Van Volkenburgh               N/A           N/A                  N/A                       N/A
----------------------------------------------------------------------------------------------------------

(1)  None of these options were in the money at year-end 2000.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The Company leases its headquarters and its Scotch Plains office from partnerships consisting of Messrs. D. Dallas, R. Dallas and Van Volkenburgh. Under the leases for these facilities, the partnerships received in 2000 rental payments of $569,347. The Company believes that these rent payments reflect market rents and that the leases reflect terms, which are comparable to those which could have been obtained in a lease with an unaffiliated third party. The annual base rent will increase by the higher of the Urban Consumer Price Index or 3% annually.

                        RECOMMENDATION AND VOTE REQUIRED

     Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITS OF THE NOMINEE FOR DIRECTOR NAMED ABOVE.


                                LEGAL PROCEEDINGS

     On August 14, 2000, Robert J. Van Volkenburgh resigned from his positions of Chairman of the Board of Directors and Chief Executive Officer of the Company. In February 2001, Mr. Van Volkenburgh filed a complaint in the Superior Court of New Jersey alleging breach of two employment-related agreements. Counsel has advised the Company that it has strong defenses to any such claims by Mr. Van Volkenburgh and he is not likely to succeed in this regard.


                              INDEPENDENT AUDITORS

     The Company's independent auditor for the fiscal year ended December 31, 2000 was KPMG LLP. The Company's Board of Directors has appointed KPMG LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 2001. KPMG LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

AUDIT FEES

     The Company was billed the aggregate amount of $225,000 for fiscal year 2000 for professional services rendered by KPMG LLP for its audit of the Company's Financial Statement for 2000 and review of the financial statements included in the Company's forms 10-QSB during 2000. Other than as disclosed below, the Company has not retained KPMG LLP to provide non-audit services during 2000.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTAL FEES:

     The Company was not billed any amount for professional services related to Financial Information System Design and Implementation by KPMG LLP.

ALL OTHER FEES

     In addition to the fees set forth above under Audit Fees, the Company was billed $30,450 for tax compliance services by KPMG LLP for fiscal year 2000.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that all required filings applicable to its officers, directors and greater than 10% beneficial owners, were accomplished during the fiscal year ended December 31, 2000. The Company bases this belief solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no Forms 5 were required.


                       SUBMISSION OF STOCKHOLDER PROPOSALS
                           FOR THE 2002 ANNUAL MEETING

     Any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with its 2002 Annual Meeting must do so no later than December 31, 2001.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                                                                      Appendix A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                             OF UNITY BANCORP, INC.

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements.

     o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     o Encourage adherence to, and continuous improvement of, the Company's policies, procedures and practices at all levels.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the NASDAQ Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management; the director of the internal auditing department, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. In addition, the Committee or at least its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with the management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings, including the status of previous examinations, prepared by the independent auditors and the internal auditing department together with management's responses.

4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items, which are required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors, including fees to be paid for other significant studies undertaken at the request of management that are beyond the scope of the audit engagement letter.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

12. Review the appointment, performance and replacement of the senior internal audit executive.

13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

14. Review all reports concerning the Company's compliance monitoring program and any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

15. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

16. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

17. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

18. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

19. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

20.  Periodically perform self-assessment of audit committee performance.

21. Review financial and accounting personnel succession planning within the company.

22. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                                   UNITY BANCORP, INC.
                                   REVOCABLE PROXY FOR
                             ANNUAL MEETING OF SHAREHOLDERS
                                      MAY 24, 2001

                      SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               The undersigned hereby appoints the Board of Directors of Unity
P         Bancorp, Inc. (the "Company"), to vote all of the shares of the
R         Company standing in the undersigned's name at the Annual Meeting of
O         Shareholders of the Company, to be held at the Holiday Inn Select of
X         Clinton, 111 State Highway 173, Clinton, New Jersey, on Thursday, May
Y 24, 2001 at 10:00 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.
                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            o FOLD AND DETACH HERE o

                 (This proxy is continued from the reverse side)


                                                           -    PLEASE MARK YOUR
                                                          |X|   VOTES AS IN THIS
                                                           -    EXAMPLE.

     THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" MANAGEMENT'S NOMINEE TO THE BOARD OF DIRECTORS.

     The Board of Directors recommends a vote for each of these proposals.

1. Election of Allen Tucker to serve on the Board of Directors for a term of three (3) years and until his successor is elected and duly qualified.

2. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

                      WITHHOLD
              FOR     AUTHORITY
              [ ]        [ ]

     I (we) plan on attending the Annual Meeting. yes ___ no ___

                                    Dated:________________________________, 2001
                                    ____________________________________________
                                    Signature
                                    ____________________________________________
                                    Signature

                                    (PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.
                                    WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR,
                                    GUARDIAN, TRUSTEE OR ATTORNEY, PLEASE GIVE
                                    YOUR TITLE AS SUCH. IF SIGNER IS A
                                    CORPORATION, PLEASE SIGN THE FULL CORPORATE
                                    NAME AND THEN AN AUTHORIZED OFFICER SHOULD
                                    SIGN HIS NAME AND PRINT HIS NAME AND TITLE
                                    BELOW HIS SIGNATURE. IF THE SHARES ARE HELD
                                    IN JOINT NAME, ALL JOINT OWNERS SHOULD
                                    SIGN.)


    PLEASE DATE, SIGN, AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            o FOLD AND DETACH HERE o